UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 21549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2006

ROFIN-SINAR TECHNOLOGIES INC.

___________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	000-21377	38-3306461
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40984 Concept Drive, Plymouth, MI		48170
(Address of principal executive offices)		(Zip Code)

(734) 455-5400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm.

On December 22, 2006, the Audit Committee of the Board of Directors of Rofin-Sinar Technologies Inc. (the “Company”) notified KPMG LLP that it had determined to dismiss the firm as its independent registered public accounting firm, effective immediately.

The decision to change independent registered public accounting firms was recommend by the Audit Committee and approved by the Board of Directors of the Company at a meeting on December 21, 2006, and followed the Audit Committee’s periodic review, as part of its corporate governance practices, of the Company’s independent registered public accounting firm.

During the Company’s two fiscal years ended September 30, 2006, and subsequent interim period through December 22, 2006, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to KPMG LLP’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year.

KPMG LLP’s audit reports on the Company’s consolidated financial statements for the two fiscal years ended September 30, 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG LLP’s report on the consolidated financial statements of the Company as of and for the years ended September 30, 2006 and 2005, contained a separate paragraph stating “as discussed in Note 1, for the year ended September 30, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123R, ‘Share-Based Payment’, on October 1, 2005.”

The audit report of KPMG LLP on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, as of September 30, 2006 and 2005, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended September 30, 2006, and through December 21, 2006, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

The Company furnished KPMG LLP with a copy of the above disclosures and has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm.

On December 22, 2006, the Company engaged Deloitte & Touche LLP as its new independent registered public accounting firm for the fiscal year ending September 30, 2007, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with, and including, the quarter ended December 31, 2006, effective upon completion of Deloitte & Touche LLP’s customary client acceptance procedures, which is expected to occur in January 2007. Prior to appointment as its independent registered public accounting firm, the Company has not consulted Deloitte & Touche LLP on any of the matters referenced in Regulation S-K Item 304(a)(2).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
16.1	Letter from KPMG LLP dated December 29, 2006 to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rofin-Sinar Technologies Inc. (Registrant)

Date: December 29, 2006	/s/ Günther Braun
Günther Braun Chief Executive Officer and President

Exhibit Index

Exhibit Number	Description
16.1	Letter from KPMG LLP dated December 29, 2006 to the Securities and Exchange Commission.